EXHIBIT 23.2
                                                                   ------------


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Datawatch Corporation on Form S-8 of our report dated November 16, 2001 appearing in the Annual Report on Form 10-K of Datawatch Corporation for the year ended September 30, 2001.


/s/ Deloitte & Touche LLP
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Boston, Massachusetts
March 14, 2002